                                                                    EXHIBIT 10.2

                              AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT


        AGREEMENT, made as of the 9th day of August, 1995, by and among GEOTEL COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), those persons listed on Schedule I hereto as Management Stockholders (each a "Management Stockholder" and collectively the "Management Stockholders"), John
C. Thibault ("Thibault"), those persons listed on Schedule I hereto as Existing Investors (each an "Existing Investor" and collectively the "Existing Investors"), and those persons listed on Schedule I hereto as New Investors (each a "New Investor" and collectively the "New Investors" and with the Existing Investors, collectively, the "Investors"). The Management Stockholders, Thibault and the Investors are collectively referred to herein as the "Stockholders".

        WHEREAS, the Management Stockholders and Thibault own shares of common stock, $.01 par value per share, of the Company (the "Common Stock");

        WHEREAS, the Existing Investors own an aggregate of 3,400,000 shares of the Company's Series A Convertible Participating Preferred Stock, $.01 par value per share (the "Series A Preferred Stock") and 2,604,286 shares of the Company's Series B Convertible Participating Preferred Stock, $.01 par value per share (the "Series B Preferred Stock");

        WHEREAS, certain of the Management Stockholders and certain of the Existing Investors have previously entered into a Stockholders Agreement dated as of September 30, 1993, which agreement was amended and restated by the execution of an Amended and Restated Stockholders Agreement dated as of July 29, 1994 (the "Prior Agreement");

        WHEREAS, the New Investors have agreed to acquire an aggregate of 1,712,329 shares of the Company's Series C Convertible Participating Preferred Stock, $.01 par value per share (the "Series C Preferred Stock"), pursuant to the terms of a Stock Purchase Agreement dated as of the date hereof among the Company, the Existing Investors and the New Investors (the "Purchase Agreement"); and

        WHEREAS, it is a condition to the obligations of the New Investors under the Purchase Agreement that this Agreement be executed by the parties hereto in order to amend and restate in its entirety the Prior Agreement, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

        NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to further the interests of the Company and its present and future stockholders, the parties hereby agree with each other as follows:

        1. Definition of Shares. As used in this Agreement, "Shares" shall mean and include all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock now owned or hereafter acquired by the Stockholders.

        2.    Board of Directors

        2.1 Size of Board of Directors. Each Stockholder agrees that it will, at each meeting of the Company's stockholders held for the purpose of electing the Board of Directors and at each other taking of action by the stockholders for such purpose, vote all of its Shares to fix the size of the Company's Board of Directors at not less than three (3) nor more than five (5) members to be comprised as set forth in this Agreement.

        2.2 Designation of Nominees. The Board of Directors following the execution and delivery of this Agreement shall be comprised of five (5) members as follows: (A) so long as 50% of the Shares held by Matrix Partners III, L.P. ("Matrix"), Sigma Partners II, L.P. ("Sigma"), Sigma Associates II, L.P. and Atlas Venture Fund II, L.P. (collectively the "Original Investors") on the date hereof remain outstanding, the Original Investors (acting by a majority in interest) shall have the right to designate two nominees for election as Directors; provided, that: (i) so long as Matrix shall hold in the aggregate at least 50% of the Shares held by it on the date hereof, Matrix shall have the right to designate one (1) nominee for election as a Director; and (ii) so long as Sigma shall hold in the aggregate at least 50% of the Shares held by it on the date hereof, Sigma shall have the right to designate one (1) nominee for election as a Director; (B) so long as the Management Stockholders shall hold in the aggregate at least 50% of the Shares held by them on the date hereof, the Management Stockholders (acting by a majority in interest) shall have the right to designate one (1) nominee for election as a Director; (C) the Chief Executive Officer of the Company shall have the right to designate one (1) nominee for election as a Director; and (D) Matrix, Sigma, Atlas Venture Fund II, L.P. ("Atlas"), New Enterprise Associates VI, Limited Partnership ("NEA") and Fidelity Ventures Limited ("Fidelity") (acting by a majority in interest) shall have the right to designate one (1) nominee for election as a Director, which nominee shall not be an affiliate (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934) of any Investor and shall not be an employee of the Company. As of the date hereof, the respective nominees of the Stockholders shall be as follows: Michael Humphreys (as the nominee of Matrix), Gardner Hendrie (as the nominee of Sigma), G. Wayne Andrews (as the nominee of the Management Stockholders), John Thibault (as nominee of the Chief Executive Officer of the Company), and Alexander d'Arbeloff (as the nominee of the Investors under clause (D) above). At least ten (10) days prior to any meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which Directors are to be elected by the holders of Common Stock, the Management Stockholders and each Investor entitled to designate one or more Directors shall notify the others in writing of its nominee. In the absence of any such notification, it shall be presumed that its then incumbent representative (if any) has been redesignated.


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        2.3   Election of Directors. At any and all meetings (including any written action in lieu of a meeting) of stockholders of the Company at which Directors are to be elected, each Stockholder shall vote all of its Shares to elect, as Directors of the Company, the respective representatives designated in the manner provided in Section 2.2.

        2.4 Vacancies. In the event the representative of any Stockholder or the Chief Executive Officer shall cease to serve as a Director of the Company for any reason, the person or entity who initially designated such representative as a nominee for election to the Board of Directors of the Company shall have the right to designate a successor representative (provided that the person or entity designating such representative, continues to hold the requisite percentage of its Shares so as to entitle them or it to designate a representative pursuant to Section 2.2). The Stockholders shall vote all of their Shares and otherwise use their best efforts to ensure that the successor representative of any Stockholder or the Chief Executive Officer, as the case may be, is duly appointed or elected to the Board of Directors.

        2.5 Observer Rights. In addition to any representatives of the Investors who serve as Directors of the Company, one representative of each of Atlas and Fidelity shall be entitled to attend and observe all meetings of the Company's Board of Directors in a non-voting observer capacity and shall be entitled to receive at least 14 days notice of all such meetings, whenever possible, and to receive information furnished by the Company to its Directors as such and copies of the minutes of all meetings, so long as Atlas or Fidelity, as the case may be, shall hold at least 50% of the Shares held by it on the date hereof. One representative of NEA shall be entitled to attend and observe all meetings of the Company's Board of Directors in the manner provided in the letter dated July 29, 1994 executed by the Company in favor of NEA. Notwithstanding anything to the contrary contained in this Section 3 or the letter with NEA, none of Atlas, Fidelity or NEA will be entitled to attend and observe meetings of the Company's Board or to receive the information or minutes furnished to the Directors in connection therewith if the Board determines that a competitive conflict would exist by affording such Stockholder such rights, in which event such rights will be limited so as to avoid the competitive conflict.

        3. Term. This Agreement shall terminate (a) immediately prior to the consummation of the first firm commitment underwritten public offering of Common Stock pursuant to an effective registration statement on Form S-1 (or its then equivalent) under the Securities Act of 1933, as amended, or (b) on the tenth anniversary of the date of this Agreement, whichever occurs first.

        4. Specific Enforcement. Each Stockholder expressly agrees that the other Stockholders and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by a Stockholder, the other Stockholders and the Company, shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

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        5.    Legend.  Each certificate evidencing any of the Shares shall bear a legend substantially as follows:

              "The shares represented by this certificate are subject to the terms and conditions of a certain Stockholders Agreement dated as of September 30, 1993, as amended and restated on July 29, 1994 and on August 9, 1995, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

        6. Notices. Notices given hereunder shall be deemed to have been duly given on the date of personal delivery or on the date of postmark if mailed by certified or registered mail, return receipt requested, to the party being notified at his or its address specified on Schedule I hereto or such other address as the addressee may subsequently notify the other parties of in writing.

        7. Entire Agreement and Amendments. This Agreement amends and restates in its entirety the Prior Agreement and supersedes the Prior Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that Investors owning at least a majority of the Shares owned by all Investors may effect any such waiver, modification, amendment or termination on behalf of all the Investors and, provided, further, that Management Stockholders owning at least a majority of the Shares owned by all Management Stockholders may effect any such waiver, modification, amendment or termination on behalf of all the Management Stockholders. This Agreement is the sole agreement to which the Management Stockholders are parties regarding the subject matter hereof and supersedes any prior agreements between the Management Stockholders and the Company as to such subject matter.

        8. Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of Delaware and shall bind and inure to the benefit of the heirs, personal representatives, executors, administrators, successors and assigns of the parties. Without limiting the generality of the foregoing, all covenants and agreements benefiting the Investors shall bind and inure to the benefit of any and all subsequent holders from time to time of the Shares, except to the extent otherwise provided in this Agreement.

        9. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

        10. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


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        11.   Captions.  Captions are for convenience only and are not deemed to be part of this Agreement.

        12. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                         * * * * * * * * * * * * * * * *

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       GEOTEL COMMUNICATIONS CORPORATION


                                       By: /s/ John C. Thibault
                                          ------------------------------
                                       Title:  President
[Corporate Seal]

Attest:


_________________  ____________________
Secretary            John C. Thibault


                                       MANAGEMENT STOCKHOLDERS:

                                       /s/ G. Wayne Andrews
                                       ---------------------------------
                                       G. Wayne Andrews


                                       /s/ Steven Webber
                                       ---------------------------------
                                       Steven Webber


                                       PERSONS SIGNING IN THEIR CAPACITY AS
                                       BOTH EXISTING INVESTORS AND NEW
                                       INVESTORS:


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                                       NEW ENTERPRISE ASSOCIATES VI,
                                         LIMITED PARTNERSHIP


                                       By:  NEA Partners VI,
                                              Limited Partnership


                                       By: /s/ Peter F. Bannin
                                           -----------------------
                                           General Partner


                                       MATRIX PARTNERS III, L.P.


                                       By: /s/ W. Michael Humphreys
                                           ------------------------
                                           General Partner


                                       SIGMA PARTNERS II, L.P.


                                       By: /s/ Gardner C. Hendrie
                                           ------------------------
                                           General Partner


                                       SIGMA ASSOCIATES II, L.P.


                                       By: /s/ Gardner C. Hendrie
                                           ------------------------
                                           General Partner


                                       ATLAS VENTURE FUND II, L.P.

                                       By:  Atlas Venture Associates II, L.P.


                                       By: /s/ Barry Fidelman
                                           -------------------------
                                           General Partner


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                                       /s/ Steven Finn
                                       ------------------------------------
                                       Steven Finn


                                       /s/ Anthony J. Medaglia, Jr.
                                       ------------------------------------
                                       Anthony J. Medaglia, Jr.


                                       /s/ Alexander d'Arbeloff
                                       ------------------------------------
                                       Alexander d'Arbeloff


                                       PERSONS SIGNING IN THEIR CAPACITY AS
                                       NEW INVESTORS ONLY:


                                       FIDELITY VENTURES LTD.


                                       By: /s/ Robert Ketterson
                                           -------------------------------
                                           Robert Ketterson

                                       PERSONS SIGNING IN THEIR CAPACITY
                                       AS EXISTING INVESTORS ONLY:

                                       ASPECT TELECOMMUNICATIONS, INC.


                                       By: /s/ Edward M. Cluss
                                          -------------------------------
                                           Edward M. Cluss


                                       /s/ G. Wayne Andrews
                                       ----------------------------------
                                       G. Wayne Andrews


                                       /s/ John C. Thibault
                                       ----------------------------------
                                       John C. Thibault


                                       /s/ Steven Webber
                                       ----------------------------------
                                       Steven Webber



                                      - 7 -
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                                   SCHEDULE I

I.       COMPANY

         Geotel Communications Corporation
         25 Porter Road
         Littleton, MA  01469
         Attn:  President

II.      MANAGEMENT STOCKHOLDERS

         G. Wayne Andrews
         21 Oak Hill Drive
         Amherst, NH 03031

         Steven Webber
         48 Hemlock Park Drive
         Groton, MA 01450

III.     JOHN THIBAULT

         John Thibault
         4 Ashley Road
         Southborough, MA 01772

IV.      EXISTING INVESTORS

         Matrix Partners III, L.P.
         c/o Matrix III Management Company
         One International Place, Suite 3250
         Boston, MA 02110
         Attn:  Michael Humphreys

         Sigma Partners II, L.P.
         300 Commercial Street, No. 705
         Boston, MA 02109
         Attn:  Gardner Hendrie

         Atlas Venture Fund II, L.P.
         222 Berkeley Street
         Boston, MA 02116
         Attn:  Barry Fidelman


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         Aspect Telecommunications, Inc.
         1730 Fox Drive
         San Jose, CA 95131
         Attn:  Edward M. Cluss, Jr.

         Steven Finn
         2 Barry Drive
         Framingham, MA 01701

         Anthony J. Medaglia, Jr.
         15 Ruane Circle
         West Newton, MA 02165

V.       NEW INVESTORS

         Fidelity Ventures Limited
         82 Devonshire Street, R25D
         Boston, MA 02109-3614
         Attn:  Robert Ketterson

         New Enterprise Associates VI, Limited Partnership
         1119 St. Paul Street
         Baltimore, MD 21202
         Attn:  Nora Zeitz

         Matrix Partners III, L.P.
         c/o Matrix III Management Company
         One International Place, Suite 3250
         Boston, MA 02110
         Attn:  Michael Humphreys

         Sigma Partners II, L.P.
         300 Commercial Street, No. 705
         Boston, MA 02109
         Attn:  Gardner Hendrie

         Atlas Venture Fund II, L.P.
         222 Berkeley Street
         Boston, MA 02116
         Attn:  Barry Fidelman

         Steven Finn
         2 Barry Drive

                                      - 9 -
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         Framingham, MA 01701

         Anthony J. Medaglia, Jr.
         15 Ruane Circle
         West Newton, MA 02165

         Alexander d'Arbeloff
         20 Dudley Street
         Brookline, MA 02146


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